Net Loss per Share (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Net Loss Per Share Tables
Potentially dilutive securities
	As of June 30,
	2015	2014
Stock options	2,843,041	217,882
Restricted stock awards	2,180,850	—
Redeemable convertible preferred stock	—	1,027,630
Preferred stock	23,148,000	567,495
Common stock warrants	5,959,668	2,569,080
Total	34,131,559	4,382,087

The table below presents the potentially dilutive securities that would have been included in the calculation of diluted net loss per share if they were not antidilutive for the periods presented.

	Years Ended December 31,
	2014	2013
Stock options	44,615	103,417
MabVax Series A redeemable convertible preferred stock	137,607	265,749
MabVax Series B redeemable convertible preferred stock	156,247	189,020
MabVax Series C-1 redeemable convertible preferred stock	412,444	—
Series B redeemable convertible preferred stock	102,895	—
Series A-1 preferred stock	742,658	—
Series C preferred stock	47,023	—

Total	1,643,489	558,186